                                                                   Exhibit 23.1



              CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT AUDITORS



            We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78752, 33-90162, 333-03426 and 333-34117) of Odwalla, Inc. of our report dated October 20, 1997, appearing on page F-2 of this Form 10-K.


Price Waterhouse LLP

San Francisco, California
November 25, 1997